EXHIBIT 24

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Robert B. Terry and Terry M. Campbell, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, as well as any related registration statement (or amendments thereto) filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICTED.


                    Signature                             Title                               Date



                                                    Chairman of Board                 December 9, 1999
             Albert J. Shivley                         and Director

                                                  Vice Chairman of Board              December 9, 1999
                Jody Bezner                            and Director

                                                         Director                     December 9, 1999
            Lyman L. Adams, Jr.

                                                         Director                     December 9, 1999
             Ronald J. Amundson

                                                         Director                     December 9, 1999
            Baxter Ankerstjerne

                                                         Director                     December 9, 1999
             Richard L. Detten

                                                         Director                     December 9, 1999
               Steven Erdman

                                                         Director                     December 9, 1999
             Harry Fehrenbacher
                                                         Director                     December 9, 1999
                Martie Floyd

                                                         Director                     December 9, 1999
               Warren Gerdes

                                                         Director                     December 9, 1999
               Thomas H. Gist

                                                         Director                     December 9, 1999
                Ben Griffith

                                                         Director                     December 9, 1999
                Gail D. Hall

                                                         Director                     December 9, 1999
                Barry Jensen

                                                         Director                     December 9, 1999
                Ron Jurgens

                                                         Director                     December 9, 1999
             William F. Kuhlman

                                                         Director                     December 9, 1999
               Greg Pfenning

                                                         Director                     December 9, 1999
                Monte Romohr

                                                         Director                     December 9, 1999
                Joe Royster
                                                         Director                     December 9, 1999
              E. Kent Stamper

                                                         Director                     December 9, 1999
               Eli F. Vaughn

                                                         Director                     December 9, 1999
                Frank Wilson
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